SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 16, 2006

Commission File Number: 00-27689

(Exact name of registrant as specified in its charter)

Nevada	Aviation Upgrade Technologies, Inc.	33-0881303
(State of incorporation or organization)		(I.R.S. Employer Identification No.)

6550 South Pecos Road, Suite 142, Las Vegas, NV 89120
(Address of principal executive offices) (Zip Code)

(702) 450-0003
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN THE REGISTRANT'S CERTIFYING PUBLIC ACCOUNTANT

Effective November 16, 2006, the independent auditor for Aviation Upgrade Technologies, Inc. (the "Registrant"), Armando C. Ibarra (“IBARRA”) declined to stand for reappointment. That firm had audited the Registrant's financial statements for the fiscal year ended December 31, 2005. The registrant’s financial statements for the fiscal year ended December 31, 2004 were audited by the prior auditing firm, Lesley Thomas Schwartz & Postma. On November 16, 2006, the Registrant engaged Chang G. Park, CPA to act as the Registrant's independent chartered accountants. The reports of Ibarra for these fiscal years did not contain an adverse opinion, or disclaimer of opinion and were not qualified or modified as to audit scope or accounting principles except as described herein. The report of Ibarra for these fiscal years was qualified with respect to uncertainty as to the Registrant's ability to continue as a going concern. During the Registrant's two most recent fiscal years and the period from the end of the most recently completed fiscal year through November 16, 2006, the date of resignation, there were no disagreements with Ibarra on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Ibarra would have caused it to make reference to such disagreements in its reports.

The Registrant's financial statements for the period ended September 30, 2006, will be reviewed by Chang G. Park, CPA (“Park”). Ibarra was not involved in any way with the review of the financial statements for the period ended September 30, 2006. The Registrant has authorized Park to discuss any matter relating to the Registrant and its operations with Ibarra.

The change in the Registrant's auditors was recommended and approved by the board of directors of the Registrant since the Registrant does not have an audit committee.

During the two most recent fiscal years and subsequent interim period, the Registrant did not consult with Park regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant's financial statements, or any matter that was the subject of a disagreement or a reportable event as defined in the regulations of the Securities and Exchange Commission.

Ibarra will have the opportunity to review the disclosures contained in this 8-K report. The Registrant has advised Ibarra that it has the opportunity to furnish the Registrant with a letter addressed to the Securities and Exchange Commission concerning any new information, clarifying the Registrant's disclosures herein, or stating any reason why Ibarra does not agree with any statements made by the Registrant in this report. The Registrant undertakes to file that correspondence as an exhibit when amending this Report within the applicable time period.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Aviation Upgrade Technologies, Inc.

Date: November 20, 2006	By:	/s/ Torbjorn B. Lundqvist
Torbjorn B. Lundqvist Chairman and Chief Executive Officer

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